UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2022

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 Sylvan Way,	Parsippany,	New Jersey	07054
(Address of principal executive offices)			(Zip Code)

(973) 822-7000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 19, 2022, the shareholders of Zoetis Inc. (the “Company”) voted at the virtual 2022 Annual Meeting of Shareholders online via webcast (the “Annual Meeting”) to approve an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate”) to eliminate supermajority voting provisions and certain provisions related to Pfizer Inc. (the “Supermajority Amendment”) and to declassify the Company’s Board of Directors (the “Board”) over time and provide for the annual election of all directors beginning at the Company’s 2024 Annual Meeting of Shareholders (the “Declassification Amendment”). The Supermajority Amendment and the Declassification Amendment became effective upon the filing of an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware on May 19, 2022.
In addition, in connection with the shareholder approval of the Supermajority Amendment and the Declassification Amendment, the Board made conforming amendments to the Company’s Amended and Restated By-laws (the “By-laws”) as well as certain minor clean-up amendments thereto, effective upon the filing of the Amended and Restated Certificate on May 19, 2022.
The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Certificate and By-laws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.

As discussed under Item 5.03 of this Current Report on Form 8-K, on May 19, 2022, the Company held the Annual Meeting. At the Annual Meeting, the Company’s shareholders voted on six proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2022 (the “Proxy Statement”). There were 420,699,383 shares of common stock present at the Annual Meeting in person or by proxy, which represented 89.27% of the voting power of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on March 25, 2022 (the “Record Date”).

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect three directors, all of whom are currently serving on the Company’s Board of Directors, each to serve until the 2025 Annual Meeting of Shareholders (or until the 2023 Annual Meeting of Shareholders if Item 6 is approved and the Declassification Amendment is filed and becomes effective) or until his successor has been elected and qualified, or until his earlier death, resignation or removal. As a result of the approval of Items 1 and 6 and the effectiveness of the Declassification Amendment (as described above), each of Mr. Bisaro, Mr. D'Amelio and Mr. McCallister will serve until the 2023 Annual Meeting of Shareholders.

2. A non-binding advisory vote on the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

3. To approve an amendment and restatement of the Company's 2013 Equity and Incentive Plan.

4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

5. To approve the Supermajority Amendment to the Company's Certificate.

6. To approve the Declassification Amendment to the Company's Certificate.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Paul M. Bisaro	394,077,534	7,108,638	502,748	19,010,463
Frank A. D'Amelio	377,817,151	22,415,460	1,456,309	19,010,463
Michael B. McCallister	395,657,629	5,528,562	502,729	19,010,463

Each of the three nominees for director was elected to serve until the 2025 Annual Meeting of Shareholders (or until the 2023 Annual Meeting of Shareholders if Item 6 is approved and the Declassification Amendment is filed and becomes effective) or until his successor has been elected and qualified, or until his earlier death, resignation or removal.

2. Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
374,661,278	26,395,514	632,128	19,010,463
The shareholders approved, on a non-binding advisory basis, the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

3. Amendment and Restatement of the Company's 2013 Equity and Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
383,497,840	17,623,636	567,444	19,010,463
The shareholders approved the amendment and restatement of the Company's 2013 Equity and Incentive Plan.

4. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
416,633,307	3,601,944	464,132	—
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

5. Supermajority Amendment

Votes For	Votes Against	Abstentions	Broker Non-Votes
400,979,018	266,261	443,641	19,010,463
The shareholders approved the Supermajority Amendment.

6. Declassification Amendment

Votes For	Votes Against	Abstentions	Broker Non-Votes
400,939,824	285,651	463,445	19,010,463
The shareholders approved the Declassification Amendment.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Zoetis Inc.
3.2	Amended and Restated By-laws of Zoetis Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

Dated: May 20, 2022	By:	/s/ Heidi C. Chen
Heidi C. Chen
Executive Vice President,
General Counsel and Corporate Secretary